EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PACIFIC GOLDRIM RESOURCES, INC. (the "Company") on Form 10-QSB/A for the period ended January 31, 2007 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Jason Schlombs, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

JASON SCHLOMBS
 Jason Schlombs
Principal Executive and Financial Officer

April 5th, 2007